SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highland Floating Rate Opportunities Fund

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HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

May 25, 2018

Dear Shareholder:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Highland Floating Rate Opportunities Fund (the “Fund”) to be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:30 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2018

The Annual Meeting of Shareholders of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund”), will be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:30 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect each of John Honis and Dustin Norris as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote for the Proposal. The close of business on May 21, 2018 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please call (800) 357-9167 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 22, 2018: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.proxyonline.com/docs/highlandfrof2018.pdf. Copies of the proxy materials are available upon request, without charge, by writing to AST Fund Solutions, LLC at AST Fund Solutions, ATTN: Highland 12562 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660, by calling (800) 713-9968, or by sending an e-mail to corporateservices@astfundsolutions.com, using subject line: Highland 12562 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Dustin Norris
Dustin Norris Secretary

May 25, 2018

Dallas, Texas

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 22, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:30 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated May 25, 2018. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management Fund Advisors L.P., a Delaware limited partnership (“HCMFA” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about May 25, 2018. The Board of Trustees (the “Board”) has fixed the close of business on May 21, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 71,784,701 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominees listed in the Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustees referred to in this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposal.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.proxyonline.com/docs/ highlandfrof2018.pdf. The Fund has engaged AST Fund Solutions, LLC, at AST Fund Solutions, ATTN: Highland 12562 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $71,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board is currently composed of six Trustees, five of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Bryan A. Ward, Timothy K. Hui, Ethan Powell, John Honis and Dr. Bob Froehlich. Dustin Norris is deemed to be an “interested person” of the Fund under the 1940 Act because of his affiliation with HCMFA, the investment adviser for the Fund. At the Annual Meeting, the holders of the Fund’s Common Shares are being asked to re-elect John Honis and to elect Dustin Norris as Class III Trustees of the Fund, to serve for a three-year term until the 2021 annual meeting of shareholders or until his respective successor is duly elected and qualifies. Mr. Honis is currently serving as a Class III Trustee of the Fund and has agreed to continue to serve as a Class III Trustee, if re-elected. If Messrs. Honis and Norris are not available for re-election and election, respectively, at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance Committee may select.

At a meeting held on August 17, 2017, the Board of Trustees elected to establish a classified or “staggered” Board divided into three classes: Class I, Class II and Class III. Each Class is comprised of two Trustees. Messrs. Powell and Ward are currently serving as Class I Trustees. The term of office of each Class I Trustee will continue until the first annual meeting of the Fund’s shareholders held after this Annual Meeting and until his successor is duly elected and qualifies. Dr. Froehlich and Mr. Hui are currently serving as Class II Trustees and will continue to serve until the second annual meeting of the Fund’s shareholders held after this Annual Meeting. Messrs. Honis and Norris are currently serving as Class III Trustees and will continue if elected at the Annual Meeting until the third annual meeting of the Fund’s shareholders held after this Annual Meeting. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings.

Vote Required for Election of Trustees

For a Class III Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES.

Qualifications and Additional Information about each Nominee for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as each nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Fund’s Governance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of each Trustee nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. Each Trustee nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class III Independent Trustee Nominee
John Honis[4] (6/16/1958)	Trustee	Nominee for 3 year term (expiring at 2021 annual meeting). Trustee since inception in August 2017.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class III Interested Trustee Nominee
Dustin Norris (1/6/1984)	Trustee; Secretary	Nominee for 3 year term (expiring at 2021 annual meeting). Trustee since February 2018; Secretary since October 2017.

Secretary of the Fund, Highland Global Allocation Fund II (“GAFII”), Highland Funds I (“HFI”) and

Highland Funds II (“HFII”) since October 2017; Assistant Secretary of the Fund and GAF II from August 2017 to October 2017; Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund (“NHF”) since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer

				25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Fund Complex since 2012.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
			of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Latin American Opportunities Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

Class I Continuing Independent Trustees
Bryan A. Ward (2/4/1955)	Trustee, Chairman of the Audit and Qualified Legal Compliance Committee	Initial term (expiring at 2019 annual meeting). Trustee since inception in August 2017.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Ethan Powell[5] (6/20/1975)	Trustee; Chairman of the Board	Initial term (expiring at 2019 annual meeting) for the Trust. Trustee since inception in August 2017. Chairman of the Board since August 2017.	President and Founder of Impact Shares LLC (a registered investment adviser dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class II Continuing Independent Trustees
Timothy K. Hui (6/13/1948)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Dean of Educational Resources since July 2012 at Cairn University.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Dr. Bob Froehlich (4/28/1953)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	25	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors/trustees, including as a member of several audit committees.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (since May 2017); and Chairman and Director of First Capital Investment Corp. (since March 2017).

[1]	The address for each nominee and Trustee is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
[2]	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
[3]	The “Highland Fund Complex” consists of the Fund, each series of HFI, each series of HFII, NHF, Highland Global Allocation Fund II, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act.
[4]	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Fund. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of January 31, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $720,000 from another affiliate of the Investment Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Investment Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Fund.

[5]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name and Date of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., HFI, HFII, the Fund and GAFII since September 2017, Executive Vice President; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of HCM since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Name and Date of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Frank Waterhouse (4/14/1971)	Treasurer; Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of HFI, HFII, the Fund and GAFII since February 2018. Principal Financial Officer and Principal Accounting Officer of the Fund, GAFII, NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of the Fund and GAFII since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015, Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Treasurer of NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Strategic Income Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since August 2017	Assistant Treasurer of the Fund and GAFII since August 2017; Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at HCM since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since August 2017.	Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and GAFII since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of HFI, HFII, NHF, NexPoint Capital, Inc., and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[2] Owned in All Registered Investment Companies Overseen by Trustee in the Fund Complex[3]
Independent Trustees
Ethan Powell[4]	$10,001-$50,000	Over $100,000
John Honis[5]	None	None
Timothy K. Hui	None	Over $100,000
Dr. Bob Froehlich	$10,001-$50,000	Over $100,000
Bryan A. Ward	None	Over $100,000
Interested Trustee
Dustin Norris[6]	$1-$10,000	Over $100,000

[1]	Based on market value as of March 31, 2018.
[2]	Based on market value as of March 31, 2018.
[3]	The “Highland Fund Complex” consists of the Fund, each series of HFI, each series of HFII, NHF, GAFII, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
[4]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[5]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Fund.
[6]	On February 7, 2018, Mr. Norris was appointed an Interested Trustee of the Fund.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Value of Securities[2]	Percentage of the Fund
Independent Trustees
Common Shares	Timothy K. Hui	None	None	None
Common Shares	Dr. Bob Froehlich	2,922	$46,840	0.004072%
Common Shares	Bryan A. Ward	None	None	None
Common Shares	John Honis	None	None	None
Common Shares	Ethan Powell[3]	1,570	$25,167	0.002188%
Interested Trustee
Common Shares	Dustin Norris[4]	117	$1,876	0.000163%
Executive Officers
Common Shares	Trey Parker	4,981	$79,845	0.006941%
Common Shares	Frank Waterhouse	None	None	None
Common Shares	Clifford Stoops	None	None	None
Common Shares	Jason Post	287	$4,601	0.000400%

[1]	As of February 28, 2018. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.
[2]	Based on market value as of February 28, 2018.
[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[4]	On February 7, 2018, Mr. Norris was appointed an Interested Trustee of the Fund.

As of February 28, 2018, the Trustees and officers of the Fund as a group owned 0.01% of the Fund’s outstanding Common Shares.

As of February 28, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of six Trustees, five of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. The remaining Trustee, Mr. Norris, is currently treated as an “interested person” of the Fund (an “Interested Trustee”). Mr. Norris is treated as an Interested Trustee because of his position with the Adviser. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ended June 30, 2017, the Board convened nine times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served. On November 3, 2017, the Fund converted from an open-end fund to a closed-end fund. As an open-end fund, the Fund was not required to hold an annual meeting of shareholders and did not hold an annual meeting of shareholders in 2017. The Fund encourages, but does not require, Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit and Qualified Legal Compliance Committee (the “Audit Committee”) also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has five Committees, the Audit and Qualified Legal Compliance Committee, the Governance Committee, the Compliance Committee, the Distribution Oversight Committee and the Alternatives Oversight Committee, which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich and Messrs. Hui and Ward, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement and the adequacy of the Fund’s internal accounting controls and approving professional services provided by the Fund’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit Committee met five times during the fiscal year ended June 30, 2017. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

The Governance Committee. The Fund’s Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is currently comprised of Messrs. Hui, Ward and Powell, each of whom is independent for purposes of the 1940 Act. Mr. Powell serves as the Chairman of the Governance Committee. The Governance Committee met three times during the fiscal year ended June 30, 2017.

The Compliance Committee. The Compliance Committee’s function is to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and HCMFA in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Adviser or another client of the Adviser. The Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Hui and Powell. Mr. Hui acts as the Chairman of the Compliance Committee. The Compliance Committee met two times during the fiscal year ended June 30, 2017.

The Distribution Oversight Committee. The members of the Distribution Oversight Committee are Dr. Froehlich and Mr. Honis. The Distribution Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries. Dr. Froehlich serves as Chairman of the Distribution Oversight Committee. The Distribution Oversight Committee met four times during the fiscal year ended June 30, 2017.

The Alternatives Oversight Committee. The members of the Alternatives Oversight Committee are Messrs. Honis and Ward. The Alternatives Oversight Committee is responsible for overseeing any funds that in the Board’s determination employ alternative investment strategies. Mr. Honis serves as Chairman of the Alternatives Oversight Committee. The Alternatives Oversight Committee met two times during the fiscal year ended June 30, 2017.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and those of its Trustees who are “interested persons” (as defined in the Investment Company Act) of the Fund receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees for services rendered in the fiscal year ended June 30, 2017.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1]
Independent Trustees
Timothy K. Hui	$29,116.94	$0	$0	$150,000
Bryan A. Ward	$29,116.94	$0	$0	$150,000
Dr. Bob Froehlich	$29,116.94	$0	$0	$150,000
John Honis[2]	$29,116.94	$0	$0	$150,000
Ethan Powell[3]	$29,116.94	$0	$0	$150,000
Interested Trustee
Dustin Norris[4]	N/A	N/A	N/A	N/A

[1]	The “Highland Fund Complex” consists of the Fund, each series of HFI, each series of HFII, NHF, GAFII, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
[2]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Fund.
[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Fund’s code of ethics.
[4]	On February 7, 2018, Mr. Norris was appointed an Interested Trustee of the Fund.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of May 21, 2018:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	16,701,513 shares	23.26%

Common Shares	Wells Fargo Clearing Services LLC P.O. Box 5268 Sioux Falls, SD 57117	8,831,760 shares	12.30%

Common Shares	National Financial Services LLC For exclusive benefit of our customers 499 Washington Boulevard Attn. Mutual Funds Dept. 4th Floor Jersey City, NJ 07310	8,583,191 shares	11.95%

Common Shares	Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	5,695,673 shares	7.93%

Common Shares	LPL Financial P.O. Box 6750 Fort Mill, SC 29715-6750	3,825,305 shares	5.33%

*Each owner owned shares as a nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely on a review of copies of such reports of ownership, as of the date of the Proxy Statement, the Fund is aware that Form 3s for the Trustees and Officers of the Fund were filed one day late, on November 14, 2017, as a result of the conversion of the Fund from an open-end fund to a closed-end Fund. Additionally, the Fund is aware that one late Form 4 for the Fund was filed on December 20, 2017 for J. Bradley Ross, former President and Principal Executive Officer of the Fund. The Fund believes that, in all other instances during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Fund complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At an organizational meeting held on August 17, 2017, the Fund’s Board, including a majority of the Independent Trustees, approved the selection of, KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2018. Representatives of KPMG will not be present at the Annual Meeting. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. After reviewing the Predecessor Fund’s audited financial statements for the fiscal year ended June 30, 2017, the Predecessor Fund’s Audit Committee recommended to the Predecessor Fund’s Board that such statements be included in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2017. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to KPMG in the Predecessor Fund’s last two fiscal years. One hundred percent (100%) of all services provided by KPMG to the Predecessor Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by KPMG, and all non-audit services provided by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to KPMG by the Fund during the fiscal year in which the non-audit services are provided. KPMG provided non-audit services to the Adviser during the Predecessor Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Predecessor Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. KPMG did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund or Predecessor Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining KPMG’s independence.

	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2017
Audit Fees paid by Predecessor Fund	$135,287	$163,835
Audit-Related Fees paid by Predecessor Fund [1]	$0	$0
Tax Fees paid by Predecessor Fund [2]	$0	$0
All Other Fees paid by Predecessor Fund	$0	$2,159
Aggregate Non-Audit Fees paid by Predecessor Fund and Adviser	$305,000	$65,724

[1]	The nature of the services related to agreed-upon procedures, performed on the Predecessor Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Predecessor Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Predecessor Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings. These services also include the required audits of the Predecessor Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Predecessor Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated June 30, 2017 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described June 30, 2017 audited financial statements with management and with KPMG. The Audit Committee has also discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Predecessor Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from KPMG required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by KPMG to the Predecessor Fund are compatible with maintaining KPMG’s independence, and has discussed with KPMG its independence of the Predecessor Fund.

The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee met with KPMG to discuss the results of their audit, their evaluations of the Predecessor Fund’s internal controls and the overall quality of the Predecessor Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Predecessor Fund’s Audit Committee recommended to the Predecessor Fund’s Board (and the Predecessor Fund’s Board has approved) that the Predecessor Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended June 30, 2017 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Predecessor Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Predecessor Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Timothy K. Hui, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2019 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than January 25, 2019 for inclusion in the Fund’s proxy statement and proxy card relating to the 2019 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2019 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 24, 2019, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (800) 357-9167.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S SEMI-ANNUAL REPORT DECEMBER 31, 2017 AND THE PREDEESSOR FUND’S ANNUAL REPORT DATED JUNE 30, 2017 TO SHAREHOLDERS DATED ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (800) 357 9167.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

May 25, 2018

PROXY CARD

HIGHLAND FLOATING RATE OPPORTUNITIES FUND Annual Meeting of Shareholders – June 22, 2018 Proxy Solicited on Behalf of the Board of Trustees

The undersigned holder of shares of Highland Floating Rate Opportunities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Frank Waterhouse and Jason Post, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, TX 75201, on June 22, 2018, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

	SIGNATURE	DATE

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at (800) 713-9968. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
	SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

THREE OPTIONS FOR VOTING YOUR PROXY
1. Internet

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER
2. Telephone	Simply dial toll-free (800) 713-9968 and have this proxy card available at the time of the call. You will need the control number found in the box at the right at the time you execute your vote.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2018 The proxy statement for this meeting is available at: www.proxyonline.com/docs/highlandfrof2018.pdf

TAG ID:	BAR CODE	CUSIP:43010E404

HIGHLAND FLOATING OPPORTUNITIES RATE FUND	PROXY CARD

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK ONE BOX FOR EACH ITEM IN BLUE OR BLACK INK. Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE BELOW PROPOSAL.

PROPOSAL:

1. To elect John Honis and Dustin Norris as Class III Trustees of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting or until his successor is duly elected and qualifies.	FOR	WITHHOLD

1a. John Honis	☐	☐

1b. Dustin Norris	☐	☐

3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP:43010E404